                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 13, 1996

                           TRUMP PLAZA FUNDING, INC.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                        2-0219                13-3339198
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

      Mississippi Avenue and The Boardwalk
           Atlantic City, New Jersey                            08401
-----------------------------------------------------      --------------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (609) 441-6526

                            TRUMP PLAZA ASSOCIATES
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

      New Jersey                     033-04604-01              22-3241643
----------------------------    ------------------------  -------------------
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
      of incorporation)                                   Identification No.)

      Mississippi Avenue and The Boardwalk
           Atlantic City, New Jersey                            08401
-----------------------------------------------------      --------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 441-6526

ITEM 1 TO ITEM 4:  None.


ITEM 5:  Other Events.
         ------------
     Trump Plaza Funding, Inc. ("Plaza Funding"), the issuer of 10 7/8% Mortgage Notes due 2001 ($330,000,000 aggregate principal amount outstanding) (the "Plaza Notes"), and Trump Plaza Associates ("Plaza Associates"), the guarantor of the Plaza Notes, commenced on March 13, 1996 an offer to purchase for cash all outstanding Plaza Notes (the "Offer"). The Offer is being made in connection with a comprehensive plan relating to the acquisition of the Trump Taj Mahal Casino Resort by Trump Hotel & Casino Resorts, Inc.

    Reference is made to the joint press release of Plaza Funding and Plaza Associates, dated March 13, 1996, attached as an Exhibit hereto. The Exhibit is incorporated herein by reference.

ITEM 6 TO ITEM 8:  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP PLAZA FUNDING, INC.



March 13, 1996                        /s/ Nicholas L. Ribis
                                      ----------------------------------------
                                By:   Nicholas L. Ribis
                              Title:  Vice President



                              TRUMP PLAZA ASSOCIATES

                                By: Trump Plaza Funding, Inc.
                                    its Managing General Partner


March 13, 1996                        /s/ Nicholas L. Ribis
                                      ----------------------------------------
                                By:   Nicholas L. Ribis
                              Title:  Vice President

                                 EXHIBIT INDEX


                                         Sequentially
Exhibit No.    Description               Numbered Page
-----------    ------------              -------------

99.1           News Release of Trump
               Plaza Funding, Inc. and
               Trump Plaza Associates,
               dated March 13, 1996